Exhibit 99.1

FOR IMMEDIATE RELEASE

Motorola Solutions Announces Secondary Offering of Common Stock

CHICAGO AND NEW YORK - September 5, 2019 – Motorola Solutions, Inc. (NYSE:MSI) (the “Company” or “Motorola Solutions”) announced today an underwritten public offering of 5,471,271 shares of the Company’s common stock by entities affiliated with Silver Lake (“Selling Securityholders”) to Morgan Stanley as sole underwriter of the offering.

The offering is expected to close on September 9, 2019 subject to customary closing conditions. The Selling Securityholders will receive all of the proceeds from the offering. Motorola Solutions is not selling any shares and will not receive any proceeds from the offering.

The Company filed a shelf registration statement (including a prospectus, File No. 333-230136) on March 7, 2019 with the U.S. Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before making any investment decision, you should read the prospectus in that registration statement and other documents that the Company has filed with the SEC that are incorporated by reference in that registration statement for more complete information about the company and the offering.

The Company intends to file a prospectus supplement with respect to the offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at: www.sec.gov. Copies of the prospectus supplement and accompanying prospectus relating to the offering, when available, also may be obtained by writing or telephoning us at:

Motorola Solutions, Inc.

500 W Monroe Street

Chicago, Illinois 60661

Attention: Investor Relations

Telephone: (847) 538-7367

Copies of the prospectus supplement, when available, and the accompanying prospectus relating to the offering may be obtained by contacting Morgan Stanley at 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The proposed offering of these shares of common stock is being made only by means of a prospectus supplement and a related prospectus.

About Motorola Solutions

Motorola Solutions is a global leader in mission-critical communications. Our technology platforms in communications, command center software, video security solutions and managed and support services make cities safer and help communities and businesses thrive. At Motorola Solutions, we are ushering in a new era in public safety and security.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable federal securities law. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. The Company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing the Company’s views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the Company’s actual results to differ materially from the statements contained in this press release. Motorola Solutions cautions the reader that the risk factors below, as well as those on pages 9 through 21 in Item 1A of Motorola Solutions’ 2018 Annual Report on Form 10-K and in its other SEC filings available for free on the SEC’s website at www.sec.gov and on Motorola Solutions’ website at www.motorolasolutions.com, could cause Motorola Solutions’ actual results to differ materially from those estimated or predicted in the forward-looking statements. Many of these risks and uncertainties cannot be controlled by Motorola Solutions, and factors that may impact forward-looking statements include, but are not limited to: (1) the economic outlook for the government communications industry; (2) the impact of foreign currency fluctuations on the Company; (3) the level of demand for the Company’s products; (4) the Company’s ability to refresh existing and introduce new products and technologies in a timely manner; (5) exposure under large systems and managed services contracts, including risks related to the fact that certain customers require that the Company build, own and operate their systems, often over a multi-year period; (6) negative impact on the Company’s business from global economic and political conditions, which may include: (i) continued deferment or cancellation of purchase orders by customers; (ii) the inability of customers to obtain financing for purchases of the Company’s products; (iii) increased demand to provide vendor financing to customers; (iv) increased financial pressures on third-party dealers, distributors and retailers; (v) the viability of the Company’s suppliers that may no longer have access to necessary financing; (vi) counterparty failures negatively impacting the Company’s financial position; (vii) changes in the value of investments held by the Company’s pension plan and other defined benefit plans, which could impact future required or voluntary pension contributions; and (viii) the Company’s ability to access the capital markets on acceptable terms and conditions; (7) the impact of a security breach or other significant disruption in the Company’s IT systems, those of its partners or suppliers or those it sells to or operates or maintains for its customers; (8) the outcome of ongoing and future tax matters; (9) the Company’s ability to purchase sufficient materials, parts and components to meet customer demand, particularly in light of global economic conditions and reductions in the Company’s purchasing power; (10) risks related to dependence on certain key suppliers, subcontractors, third-party distributors and other representatives; (11) the impact on the Company’s performance and financial results from strategic acquisitions or divestitures; (12) risks related to the Company’s manufacturing and business operations in foreign countries; (13) the creditworthiness of the Company’s customers and distributors, particularly purchasers of large infrastructure systems; (14) the ownership of certain logos, trademarks, trade names and service marks including “MOTOROLA” by Motorola Mobility Holdings, Inc.; (15) variability in income received from licensing the Company’s intellectual property to others, as well as expenses incurred when the Company licenses intellectual property from others; (16) unexpected liabilities or expenses, including unfavorable outcomes to any pending or future litigation or regulatory or similar proceedings; (17) the impact of the percentage of cash and cash equivalents held outside of the United States; (18) the ability of the Company to pay future dividends due to possible adverse market conditions or adverse impacts on the Company’s cash flow; (19) the ability of the Company to complete acquisitions or repurchase shares under its repurchase program due to possible adverse market conditions or adverse impacts on the Company’s cash flow; (20) the impact of changes in governmental policies, laws or regulations; (21) negative consequences from the Company’s use of third party vendors for various activities, including certain manufacturing operations, information technology and administrative functions; (22) the Company’s ability to settle the par value of the 1.75% convertible senior notes due 2024 that are being issued to Silver Lake simultaneously to the Offering, in cash and (23) statements relating to the investment by Silver Lake and the use of the proceeds and benefits thereof. Motorola Solutions undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

Contacts

Motorola Solutions Media Contact

Michael Shore

+1 847-867-4221

Michael.Shore@motorolasolutions.com

Motorola Solutions Investor Contact

Tim Yocum

+1 847-576-6899

Tim.Yocum@motorolasolutions.com

MOTOROLA, MOTOROLA SOLUTIONS and the Stylized M Logo are trademarks or registered trademarks of Motorola Trademark Holdings, LLC and are used under license. All other trademarks are the property of their respective owners. ©2019 Motorola Solutions, Inc. All rights reserved.

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